SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  February 14,
                              2001


             Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification No.)
                 of
            Incorporation)



     45200 Business Court, Dulles, VA                  20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:  (703) 650-
                              6000



  (Former Name or Former Address, if Changed Since Last Report)





Item 9.

On February 14, 2001 Atlantic Coast Airlines Holdings, Inc. (Atlantic Coast) (NASDAQ/NM: ACAI) President and Chief Operating Officer Tom Moore will make a presentation to investors and financial analysts during the Deutsche Banc Alex. Brown 2001 Global Transportation Conference being held in Naples, Florida. The presentation is scheduled to take place Wednesday, February 14, 2001 at approximately 3:45 pm.

A  live  webcast of the conference, including the Atlantic  Coast slide  presentation, is being presented by the  sponsors.  It  is
accessible     through     the     following     web     address:
http://www.db.com/transport2001

The   webcast will be available for replay for at least one  week following the conference.

Major topics to be covered in the presentation are:

- Discussion of fixed-fee flying and overview of agreements with United and Delta Air Lines.

-  Company infrastructure.

-  Fleet plan and projected capacity growth.

-  Potential  benefits to Atlantic Coast of pending United  /  US
   Airways merger.

-  Financial overview of the year 2000.

A copy of the press release made in connection with this presentation is filed herewith as Exhibit 99.
                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.




Date:  February 13, 2001           By:  /S/ David Asai
                              Title:    Vice President Finance
                                   and Controller